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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                    FORM 8-K



                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): August 1, 2007



                              SABINE PASS LNG, L.P.
             (Exact name of registrant as specified in its charter)

                Delaware                    333-138916             20-0466069
        (State or other jurisdiction  (Commission File Number) (I.R.S. Employer
         of incorporation or                                 Identification No.)
             organization)

               700 Milam Street
                   Suite 800
                Houston, Texas                                   77002
   (Address of principal executive offices)                    (Zip Code)


       Registrant's telephone number, including area code: (713) 375-5000


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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Item 8.01 Other Events.

         On August 1, 2007, Sabine Pass LNG, L.P. ("Sabine Pass LNG") issued a press release announcing the extension of the exchange offer for Sabine Pass LNG's outstanding 7 1/4% Senior Secured Notes due 2013 and 7 1/2% Senior Secured Notes due 2016. The exchange offer was originally scheduled to expire at 5:00 p.m., New York City time, on July 31, 2007, and Sabine Pass LNG has extended the exchange offer until 5:00 p.m., New York City time, on August 7, 2007. A copy of the press release is attached as Exhibit 99.1.


Item 9.01     Financial Statements and Exhibits.

d)  Exhibits

Exhibit
Number            Description
------            -----------

99.1              Press Release, dated August 1, 2007.

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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    SABINE PASS LNG, L.P.

                                    By:   SABINE PASS LNG-GP, INC.,
                                          its general partner


         Date:  August 1, 2007      By:   /s/ Don A. Turkleson
                                          --------------------------------------
                                    Name:  Don A. Turkleson
                                    Title: Chief Financial Officer

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EXHIBIT INDEX



Exhibit
Number            Description
------            -----------

99.1              Press Release, dated August 1, 2007.